Exhibit 99.1

Investor Presentation Cactus, Inc. (NYSE: WHD) June 2019

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in our SEC filings. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our products and services, which is affected by, among other things, changes in the price of, and demand for, crude oil and natural gas in domestic and international markets; the level of growth in the number of rigs, pad sizes, well spacings and associated well count and lack of takeaway capacity in areas such as the Permian Basin; the level of fracturing activity; the size and timing of orders; availability of raw materials; transportation differentials associated with reduced capacity in and out of the storage hub in Cushing, Oklahoma; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities such as warranty and product liability claims arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; the termination of relationships with major customers or suppliers; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; increased import tariffs assessed on products from China or imported raw materials used in the manufacture of our goods in the United States; the significance of future liabilities under the tax receivable agreement we entered into with certain direct and indirect owners of Cactus LLC in connection with our IPO; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; competition within the oilfield services industry; our dependence on the continuing services of certain of our key managers and employees; plans, objectives, expectations and intentions contained in this presentation that are not historical; and our ability to successfully remediate any material weakness in our internal control over financial reporting and disclosure controls and procedures. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. Important Disclosures

3 Executive Team ◼ Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011. ◼ Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer ◼ Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011. ◼ Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations ◼ Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations. ◼ Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011. ◼ Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer ◼ Appointed Vice President, Chief Financial Officer & Treasurer, on March 15, 2019. ◼ Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018, and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer. ◼ Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017. ◼ Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. David Isaac Vice President of Administration and General Counsel ◼ Mr. Isaac has served as Vice President of Administration and General Counsel since September 2018. ◼ Mr. Isaac previously worked at Rockwater Energy Solutions, Inc. and most recently served as Senior Vice President of Human Resources and General Counsel. ◼ Mr. Isaac previously was the Vice President of Human Resources and General Counsel of Inmar, Inc. ◼ Mr. Isaac graduated from The College of William & Mary in 1983 with a Bachelor of Arts in Economics and from The Ohio State University in 1986 with a Juris Doctor.

4 Investment Highlights Highly Experienced Management and Operating Team with Strong Industry Relationships Innovative and Differentiated Products with Presence Across Major Basins A Leading Pure Play Wellhead and Pressure Control Equipment Solutions Provider for U.S. Onshore Returns Focused with Substantial Cash Flow Generation Dynamic Manufacturing Capabilities 5 4 3 2 1 Delivered Significant Growth Across All Businesses In 2018 And Well Positioned For 2019

5 Revenue ($ in millions) Product 54% Rental 24% Field Service and Other 22% $221.4 $155.0 $341.2 $544.1 $587.9 2015 2016 2017 2018 LTM Q1 2019 $63.1 $32.2 $112.1 $212.6 $228.9 2015 2016 2017 2018 LTM Q1 2019 28.5% 20.8% 32.9% 39.1% 38.9% LTM Q1 2019 Revenue by Type ◼ Bakken ◼ Eagle Ford ◼ Permian Company Overview *Product Revenue Includes Drilling and Production Consumables Cactus designs, manufactures, sells and rents highly engineered products which yield greater pad drilling and completions efficiencies while enhancing safety Selected Active Basins Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue 33.4% Margin 37.1% Margin Adjusted EBITDA(1) ($ in millions) Adj. EBITDA(1) as % of Revenue Q1 2019 $158.9 9 mos. ended 12/31/2018 $429.0 Q1 2019 $59.0 9 mos. ended 12/31/2018 $169.9 ◼ DJ / Powder River ◼ Marcellus / Utica ◼ SCOOP / STACK 17.9% 9.6% 23.9% 26.5% 27.7% 2015 2016 2017 2018 LTM Q1 2019

6 Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well ◼ Designed for pad drilling and intense completion environments ◼ Principal products: SafeDrill® wellheads, frac stacks, zipper manifolds and production trees ◼ Time savings can exceed 30 hours of rig time per well Drilling Production Completion (Frac) Technologically advanced wellhead and frac solutions deliver greater reliability and time savings

7 1,931 1,899 1,729 1,694 1,703 1,780 1,820 825 684 388 601 902 909 1,035 1,045 941 15 47 75 100 119 158 179 119 99 68 129 220 245 275 295 276 0.8% 2.5% 4.3% 5.9% 7.0% 8.9% 9.8% 14.4% 14.5% 17.5% 21.5% 24.4% 27.0% 26.6% 28.2% 29.3% Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Cactus Rigs Followed Market Share Market Leader with Strong Growth Historical U.S. Onshore Market Share(1) Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-month. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. (1) U.S. Onshore Rigs

8 34% 25% 23% 23% 22% 16% 15% 12% 11% 0% 5% 10% 15% 20% 25% 30% 35% WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H (20%) (10%) 0% 10% 20% 30% 40% 2014 2015 2016 2017 2018 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H Historical Margin Sustainability Through the Cycle Historical Adjusted EBITDA Margins (2014 – 2018) (1)(2) Source: Factset, Company filings. 1. Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: Apergy, Dril-Quip, Forum Energy Technologies, Gardner Denver, Hunting, National Oilwell Varco, Oil States International, Schoeller-Bleckmann. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 2. Cactus data represents Adjusted EBITDA, defined as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. Adjusted EBITDA Margin (2014 – 2018) (1)(2) Strength of margin profile relative to peers maintained through the cycle

Technologically Advanced Pad Drilling Wellhead Systems

Conventional Wellhead



Cactus SafeDrill®



SafeDrill® Advantages

Safety

- ✓ Fewer trips into confined space (cellar)
- ✓ No BOP manipulation after intermediate casing has been installed
- ✓ No "hot work" required to cut casing with torch

Time Savings

- ✓ Eliminates time consuming BOP manipulation
- ✓ No waiting on cement after running casing strings
- ✓ Mandrel hangers, pack offs run and set through BOPs

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10 22% 35% 39% 55% 64% 0% 25% 50% 75% 100% 2014 2015 2016 2017 2018 Pct 2.2 2.3 2.4 2.4 2.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 2014 2015 2016 2017 2018 Avg. Pad Size DJ / Niobrara Powder River Basin Bakken SCOOP / STACK Haynesville Eagle Ford Utica Gulf Coast Bossier City, Louisiana Manufacturing Facility Marcellus Well Counts and Pad Drilling Drive Our Product Business % of Wells Drilled on a Pad (Delaware Basin) Average Pad Size (Delaware Basin) ◼ Well-diversified across all key producing basins ◼ Service centers support field services and provide repair services ◼ Products best suited for multi-well pads ◼ Operators still shifting toward pad drilling and larger pads ◼ Key basins still in “middle innings” of shift towards pad drilling Legend Service Centers Headquarters Manufacturing Source: Barclays Research. Source: Barclays Research. Barnett Operations & Trends 2018 Marcellus: 95% 2018 U.S. Land Avg: 75% 2018 Marcellus: 4.8 2018 U.S. Land Avg: 3.3 Oil & Gas Basin Delaware Midland

11 Focus on Completions Efficiency Drives Our Rental Business ◼ Growth opportunity for Cactus ◼ Priced on per diem basis ◼ More wells per pad and/or stages per well generally translates into more rental equipment on location for greater periods of time ◼ Increasing market share ◼ Expanded capacity in 2018 and continuing to add to equipment fleet in 2019 ◼ Proprietary rental equipment offerings enhance wellsite efficiency and generate attractive paybacks ◼ Developing new innovations of complementary rental items to reduce human intervention during completions process to save time and enhance safety

12 Cactus Completions Equipment Advantage Designs, manufactures, and rents a range of highly engineered and internally-developed products Reliable equipment providers rewarded for reducing non-productive frac time Larger pad sizes, longer laterals and more intensive fracs increase duration of rental time SB Series Frac Valves ▪ Built-for-purpose frac valve ▪ Designed for high-intensity frac applications ▪ Redundant sealing at pressure exposure ▪ Patented design reduces downtime and repair costs ▪ Increased up-time during high-intensity fracs

13 A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility ◼ Facility has 14 5-axis computer numerically controlled machines that facilitate rapid-response manufacturing of equipment; two additions scheduled for 2019 ◼ “Just-in-time” product capabilities allow Cactus to offer fast delivery time for parachute orders ◼ Roofline expansion completed in 2018 ◼ Cactus sources most of its less time-sensitive, high- volume wellhead equipment in Suzhou, reducing costs ◼ Wholly foreign owned enterprise (WFOE) ◼ Expanded in 2017 ◼ Increasing product types to be assembled and tested in Suzhou

14 1986 Current Scott and Joel Bender found Cactus Wellhead LLC Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control Scott and Joel Bender become President and VP Operations, respectively, of Ingram Cactus Company ◼ QA Director ◼ Chief Wellhead Engineer ◼ Valve Engineer ◼ Sales Director ◼ Service Center Managers (2) ◼ Senior Salespeople (2) ◼ VP of Eastern Hemisphere ◼ VP, Chief Financial Officer & Treasurer ◼ U.S. Manufacturing Facility Manager ◼ General Counsel 1986 Current Managers that have followed Scott and Joel Bender to Cactus ▪ Management team is well incentivized as it owns greater than 25% of the business ▪ Track record of building and successfully monetizing similar businesses ▪ Strength of leadership is attested by management and operating teams that joined from past ventures Scott Bender, CEO Steven Bender, VP of Ops. Joel Bender, COO Highly Experienced and Well Incentivized Team with Strong Industry Relationships Steve Tadlock, VP, CFO and Treasurer ◼ Senior Finance Director ◼ VP of Operations ◼ HSE Director ◼ IT Director ◼ Field Services Manager ◼ Service Center Managers (6) ◼ Senior Salespeople (5) ◼ Design Engineers (2) ◼ Australia General Manager ◼ China Facility Manager David Isaac, VP of Admin. & General Counsel

15 Majors 18% Large E&P 56% SMID E&P 15% Private 10% Other 1% Majors 2% Large E&P 60% SMID E&P 19% Private 18% Other 1% Majors 7% Large E&P 59% SMID E&P 17% Private 16% Other 1% Well Established Relationships with High-Quality Customer Base Q1 2019 LTM Total Revenue by Customer Type Q1 2019 LTM Rental Revenue by Customer Type Majority of customer base represented by larger, well capitalized operators Q1 2019 LTM Product Revenue by Customer Type Note: Large E&P represents companies with enterprise value of over $5bn as of May 3, 2019 per Factset.

16 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Returns & Margins Have Outperformed Peers Source: Company filings and Factset. Note: Adj. EBITDA Margins as of 1Q 2019 for WHD, APY, DRQ, FET, GDI, NOV, OIS and SBO and as of 2H 2018 for HTG.. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2015, 2016, 2017, and 2018 ROCEs. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). Adjusted EBITDA Margin (%) ROCE(2) (2015 – 2018) (%) (1)

Clean Balance Sheet & Low Capital Intensity

Strong balance sheet with track record of cash flow generation

Balance Sheet & Capital Summary

- March 31, 2019 cash balance of $88.1 million; no borrowings on revolving credit facility
- $75.0 million asset-based revolving credit facility ($50.0 million accordion)
- Liquidity and strong cash flows support future growth
- Disciplined growth and financial prudence
- Ability to quickly scale back growth capital expenditures
- Full year 2019 estimated net capital expenditures of $60 - $65 million
    - Majority directed toward rental opportunities
    - Flexibility to adjust
    - Minimal maintenance capex

Adjusted EBITDA[(1)] – Net Capital Expenditures[(2)] ($ in millions)



$39.7
$14.8
$81.4
$144.4
$162.6
2015
2016
2017
2018
LTM Q1 2019

Net Capital Expenditures[(2)] ($ in millions)



$23.4
$17.4
$30.7
$68.2
$66.3
2015
2016
2017
2018
LTM Q1 2019

Source: Company filings.

1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.

2) Net Capital Expenditures equals net cash flows from investing activities.

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18 Strong First Quarter Results; Well Positioned for 2019 ◼ Reported record revenue across all business lines ◼ Product market share reached all time high ◼ Customers’ completions activity witnessed a sharp rebound from year-end 2018 lows ◼ Maintained attractive margins while gaining market share and despite tariff related headwind impacting Product costs First Quarter Performance Outlook ◼ Q2 2019 revenue expected to be up low-to-mid single digits sequentially with sustained overall margin profile ◼ Product revenue and margins likely to improve sequentially despite decline in rigs followed ◼ Rental offerings continue to experience strong demand, but expect margins to be down vs. Q1 2019 ◼ Cautious regarding 2H 2019 given tariff impact on Product margins and potential for budget exhaustion exacerbated by the recent pull-back in crude prices ◼ Additions to rental fleet will include innovations that will provide new revenue source

Appendix

20 Float 63% Management & Employees 26% Cadent Energy Partners 11% Ownership Profile (4) Company Organizational Structure Source: Company filings. 1. As of June 3, 2019. Excludes effect of dilutive securities. 2. As of June 13, 2019 utilizing total shares outstanding. 3. As of March 31, 2019, not inclusive of operating leases. 4. As of June 3, 2019. Management and employees made up of Cactus WH Enterprises and Lee Boquet. CW Unit Holders Public Investors Cactus, Inc. (NYSE: WHD) Cactus Wellhead, LLC (operating subsidiary) Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding (1) 47.1mm Class B Shares Outstanding (1) 28.0mm Total Shares Outstanding (1) 75.1mm Market Capitalization (2) ~$2.4bn Debt & Finance Leases (3) $14.2mm Cash and Cash Equivalents (3) $88.1mm Company Profile Organizational Structure (1) Class A Common Stock (62.7% voting power) Class B Common Stock (37.3% voting power) 28.0mm CW Units (37.3% economic rights) 47.1mm CW Units (62.7% economic rights) 100%

21 1959 1980 1975 1985 1990 1995 2000 2005 2010 ICC sold to Cooper Cameron Corporation (1996) 2018 Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”) ◼ Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”)—Brian Small joins WGPC as CFO Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Management team has built the foundation of this company over four decades with a proven track record of success. Building a Leading Equipment Company Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018)

22 $42.7 $59.0 Q1 2018 Q1 2019 $115.1 $158.9 Q1 2018 Q1 2019 $53.5 $59.0 Q4 2018 Q1 2019 $139.8 $158.9 Q4 2018 Q1 2019 Quarterly Financial Performance Total Revenue ($ in millions) Adj. EBITDA(1) ($ in millions) & Adj. EBITDA(1) as % of Revenue +38% +38% 37.1% of Total Revenue Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. The subsequent pages in this presentation contain a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. +14% +10% 38.3% of Total Revenue 37.2% of Total Revenue Sequential Quarters Quarter-over-Quarter 37.2% of Total Revenue

Cactus Equipment Positioned on a 4-Well Pad



2
4
4
3
4
1



1

1 Product Sold

- Wellheads are required by each well over production life
- One of the first pieces of equipment to be installed
- Cactus wellheads installed below surface

2 Equipment Rented

- Frac stacks are connected to the wellhead for the fracturing phase of a well
- Must reliably withstand all liquids and proppants that are pumped downhole to fracture

3 Equipment Rented

- Zipper manifolds used during the fracturing process
- Allow fracing to seamlessly shift from well to well without connecting and disconnecting high-pressure equipment

4 Services Provided

- Variety of equipment to install and service pressure control equipment, such as high-pressure flow iron, closing units, crane trucks, grease units and testing units

Product Sold

- Production trees (not pictured above) are installed on the wellhead after the frac stacks are removed
- Manage the production flow over the life of the well

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Non-GAAP Reconciliation

($ in thousands)	LTM March 31, 2019	Year Ended December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	Three Months Ended March 31, 2019	December 31, 2018	March 31, 2018
Net income (loss)	$172,319	$150,281	$66,547	($8,176)	$21,224	$48,446	$38,683	$26,408
Interest (income) expense, net	720	3,595	20,767	20,233	21,837	(23)	225	2,852
Income tax (benefit) expense	16,895	19,520	1,549	809	784	(973)	4,956	1,652
EBIT	189,934	173,396	88,863	12,866	43,845	47,450	43,864	30,912
Depreciation and amortization	32,413	30,153	23,271	21,241	20,580	8,881	8,324	6,621
EBITDA	**$222,347**	**$203,549**	**$112,134**	**$34,107**	**$64,425**	**$56,331**	**$52,188**	**$37,533**
Secondary offering related expenses	1,042	--	--	--	--	1,042	--	--
(Gain) loss on debt extinguishment	--	4,305	--	(2,251)	(1,640)	--	--	4,305
Stock-based compensation	5,546	4,704	--	361	359	1,676	1,320	834
Adjusted EBITDA	**$228,935**	**$212,558**	**$112,134**	**$32,217**	**$63,144**	**$59,049**	**$53,508**	**$42,672**
Revenue	**$587,900**	**$544,135**	**$341,191**	**$155,048**	**$221,395**	**$158,875**	**$139,824**	**$115,110**
Adjusted EBITDA Margin	*38.9%*	*39.1%*	*32.9%*	*20.8%*	*28.5%*	*37.2%*	*38.3%*	*37.1%*

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million and Adjusted EBITDA Margin was 34.7%.

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business.

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25 Investor Relations Contact John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com